UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2007

Harleysville National Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-15237	23-2210237
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

483 Main Street, Harleysville, Pennsylvania	19438
_________________________________ (Address of principal executive offices)	___________ (Zip Code)

Registrant’s telephone number, including area code: (215) 256-8851

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 16, 2007, Harleysville National Corporation issued a press release announcing the signing on May 15, 2007 of a definitive agreement to acquire East Penn Financial and East Penn Bank, and filed a Form 8-K with respect to the entering into of the definitive agreement and the press release. A copy of the definitive agreement is furnished herewith as Exhibit 99.1 and is incorporated herein by reference as if set forth in full. However, the representations and warranties of the parties in the definitive agreement shall not be deemed factual representations by the registrant, nor does registrant make any representation with respect to the accuracy of any factual statements set forth in the definitive agreement.

The following disclosure is made in accordance with Rule 165 of the Securities and Exchange Commission.

Harleysville National Corporation and East Penn Financial Corporation will be filing documents concerning the merger with the Securities and Exchange Commission, including a registration statement on Form S-4 containing a prospectus/proxy statement, which will be distributed to shareholders of East Penn Financial Corporation Investors are urged to read the registration statement and the proxy statement/prospectus regarding the proposed transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Investors will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Harleysville National Corporation and East Penn Financial Corporation, free of charge on the SEC's Internet site (www.sec.gov), by contacting Harleysville National Corporation, 483 Main Street, Harleysville, PA 19438 (Telephone No. (215) 256-8851 or by contacting East Penn Financial Corporation at 22 South 2nd Street, P.O. Box 869, Emmaus, PA 18049, Telephone No. (610) 965-5959. Directors and executive officers of East Penn Financial Corporation may be deemed to be participants in the solicitation of proxies from the shareholders of East Penn Financial Corporation in connection with the merger. Information about the directors and executive officers of East Penn Financial Corporation and their ownership of East Penn Financial Corporation common stock is set forth in East Penn Financial Corporation's proxy statement for its 2007 annual meeting of shareholders and can be obtained from East Penn Financial Corporation. Additional information regarding the interests of those participants may be obtained by reading the prospectus/proxy statement regarding the proposed merger transaction when it becomes available. INVESTORS SHOULD READ THE PROSPECTUS/PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Merger Agreement dated May 15, 2007 among Harleysville National Corporation, East Penn Financial Corporation and East Penn Bank, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2007	HARLEYSVILLE NATIONAL CORPORATION /s/ George S. Rapp George S. Rapp, SVP and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Merger Agreement dated May 15, 2007 among Harleysville National Corporation, East Penn Financial Corporation and East Penn Bank, furnished herewith.